UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 12, 2017

(Date of earliest event reported)

A. M. CASTLE & CO.

(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220

Oak Brook, IL 60523

(Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On May 12, 2017, the Company entered into an amendment of its previously announced Restructuring Support Agreement dated April 6, 2017 (the “RSA”) with its Consenting Creditors (as such term is defined in the RSA). The purpose of the amendment was to update certain terms and conditions of the Company’s previously announced restructuring of its existing debt and equity interests (the “Restructuring”), as set forth in the term sheet attached to the RSA, as necessary to reflect continuing discussions between the Company and the Consenting Creditors regarding a prepackaged chapter 11 plan of reorganization to effect the Restructuring. The amendment conforms the language of the term sheet to such continuing discussions by: (i) replacing the previously agreed upon rights offering and backstop agreement with a commitment agreement from certain creditors; (ii) removing the covenant regarding the listing of the reorganized Company’s common stock on the NYSE or NASDAQ; (iii) reflecting continuing discussions between the Company and the Consenting Creditors regarding the New Roll-up Facility (as such term is defined in the term sheet) and plan distributions to existing equity holders; and (iv) modifying various other minor provisions.

The foregoing description is a summary and is qualified in its entirety by reference to the First Amendment to Restructuring Support Agreement dated May 12, 2017 attached as Exhibit B-1 to the Disclosure Statement, which is being attached hereto as Exhibit 99.2.

In furtherance of the Restructuring, on May 12, 2017 the board of directors of the Company approved, and authorized the Company to enter into, an Amended and Restated Employment Agreement with each of four of its executive officers (collectively, the “Restated Employment Agreements”). The executive officers party to the Restated Employment Agreements consist of President and Chief Executive Officer Steven W. Scheinkman, Executive Vice President, General Counsel, Secretary and Chief Administrative Officer Marec E. Edgar, Executive Vice President and Chief Financial Officer Patrick R. Anderson, and Executive Vice President and Chief Operating Officer Ronald E. Knopp. The Restated Employment Agreements, which are in substantially similar in form other than with respect to compensation and certain other items, replace in their entirety any existing employment agreements with such officers.

The Restated Employment Agreements establish three-year terms of employment commencing May 15, 2017, which terms are annually renewable thereafter. Each Restated Employment Agreement sets forth the executive officer’s duties, compensation and benefits, and right to reimbursement of costs and expenses and to indemnification. Each of the Restated Employment Agreements is terminable by the death or permanent disability of the employed officer, by the Company with or without “good cause” or by the employed officer with or without “good reason,” as such terms are defined therein. The Restated Employment Agreements impose non-competition, non-solicitation, confidentiality, and other obligations on the executive officers.

The foregoing description is a summary and is qualified in its entirety by reference to the Restated Employment Agreements with Messrs. Scheinkman, Edgar, Anderson, and Knopp, which will be filed with the Company’s Quarterly Report on Form 10- Q for the quarter ending June 30, 2017.

Item 2.02 – Results of Operations and Financial Condition

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The information regarding the results of operations and financial condition of A.M. Castle & Co. (the “Company”) for the first quarter 2017, responsive to this Item 2.02, and contained in Exhibit 99.1 filed herewith, is incorporated by reference herein.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Restated Employment Agreements adopted by the Company amend certain employment compensation terms for four of the Company’s executive officers, including President and Chief Executive Officer Steven W. Scheinkman, Executive Vice President, General Counsel, Secretary and Chief Administrative Officer Marec E. Edgar, Executive Vice President and Chief Financial Officer Patrick R. Anderson, and Executive Vice President and Chief Operating Officer Ronald E. Knopp.

The Restated Employment Agreements set forth the officer’s initial annual base salary, entitlement to payments under the Company’s annual short-term incentive plan or STIP, and other perquisites and benefits, including automobile allowances and life, medical and other insurance benefits. Target and maximum STIP payment amounts are determined on the basis of a percentage of annual base salary.

Additionally, the Restated Employment Agreements entitle each of Messrs. Scheinkman, Edgar, Anderson and Knopp to a one-time cash award in an amount equal to 73.35% of his respective annual base salary upon consummation of the Restructuring (the “Restructuring Award”); provided, however, in the event of a sale of all or substantially all of the assets of the Company in connection with the Restructuring, in addition to the Restructuring Award Mr. Scheinkman will receive 1.05%, and Messrs. Edgar, Anderson and Knopp each will receive 0.56%, of the net proceeds of the sale.

The Restated Employment Agreements entitle Messrs. Scheinkman, Edgar, Anderson and Knopp to participate in a management incentive plan (the “MIP”) of the restructured Company. The shares reserved under the MIP (the “MIP Aggregate Equity”) amount, in the aggregate, to approximately 10% of the equity of the restructured Company as of the effective date of the Restructuring on a fully diluted basis (determined in accordance with the RSA). Of the MIP Aggregate Equity, 60% is to be awarded on the effective date of the Restructuring and 40%, plus any granted but unvested securities that may be forfeited by MIP participants and returned to the MIP Aggregate Equity, is to be reserved for issuance in respect of awards to be granted pursuant to the MIP following the Restructuring, in the discretion of the Board.

The Restated Employment Agreements entitle the employed executive officer, in event of a termination by the Company without good cause or by such officer for good reason, to severance, the continuation of certain medical, dental, and life insurance, and other benefits, for a period from 1.5 to 2.5 years following the date of termination, and one year of continued perquisites. The amount of the severance is a multiple of the combination of such officer’s annual base salary and target STIP award, which multiple varies based on whether the severance is paid as the result of a termination of employment in connection with a change in control of the Company (and the length of continued medical, dental, and life insurance benefits in years is based on such factor). Change in control severance is subject to reduction based on the value of the executive’s MIP benefits as a result of the change in control.

Set forth below is a table indicating the amounts payable to each officer under the Restated Employment Agreements, to the extent such amounts can be calculated as of the date hereof (with amounts that are yet to be determined shown as “TBD”):

Name	Base Salary	STIP	Initial 60% Award	Ordinary Severance Multiple	Change in Control Severance Multiple	Continuation of Benefits
Scheinkman	$650,000	125% - 312.50%	35%	2.0x	2.5x	2.0 - 2.5 years
Edgar	$425,000	75% - 168.75%	TBD	1.5x	2.0x	1.5 - 2.0 years
Anderson	$300,000	75% - 168.75%	TBD	1.5x	2.0x	1.5 - 2.0 years
Knopp	$300,000	75% - 168.75%	TBD	1.5x	2.0x	1.5 - 2.0 years

The foregoing description is a summary and is qualified in its entirety by reference to the Restated Employment Agreements with Messrs. Scheinkman, Edgar, Anderson, and Knopp.

Item 7.01 – Regulation FD Disclosure

In accordance with General Instruction B.2 to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company presented via live webcast its first quarter 2017 financial results on Monday, May 15, 2017, at 11:00 a.m. ET.

The call can be accessed via the internet as a replay. Those who would like to listen to the call may access the webcast through a link on the investor relations page of the Company’s website at http://www.castlemetals.com/investors.

An archived version of the conference call webcast will be available for replay at the link above approximately three hours following its conclusion, and will remain available until the next earnings conference call.

Pursuant to the RSA, and in furtherance of the Restructuring, on May 15, 2017 the Company commenced solicitation of votes on its Prepackaged Joint Chapter 11 Plan of Reorganization (the “Plan”) by authorizing the delivery of the Plan as part of a Disclosure Statement for Debtors’ Prepackaged Joint Chapter 11 Plan of Reorganization (the “Disclosure Statement”), along with ballots, to holders of Prepetition First Lien Secured Claims, Prepetition Second Lien Secured Claims, and Prepetition Third Lien Secured Claims, as such terms are defined in the Plan.

A copy of the Disclosure Statement, which includes the Plan, is attached as Exhibit 99.2 to this Current Report on Form 8-K. This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement. In accordance with General Instruction B.2 to Form 8-K, the information included in this Form 8-K under Item 7.01 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Any financial projections or forecasts included in the Disclosure Statement were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections therein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the financial reorganization of the Company compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. For additional information on factors that may cause actual future financial results to vary materially from the information presented herein, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below and the risk factors set forth in the Disclosure Statement.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated May 15, 2017.
99.2	Disclosure Statement for Debtors’ Prepackaged Joint Chapter 11 Plan of Reorganization dated May 15, 2017 (other than Exhibit B thereto, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 7, 2017, a copy of which Exhibit 10.1 is incorporated herein by this reference).

Cautionary Note Regarding Forward Looking Statements

Information provided and statements contained in this Current Report on Form 8-K or the Exhibits hereto that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to obtain sufficient acceptances in connection with our solicitation of debt holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in any necessary chapter 11 case, including maintaining strategic control as debtor-in-possession; our ability to confirm and consummate a chapter 11 plan of reorganization in any necessary chapter 11 case; the effects of the filing of any necessary chapter 11 case on our business and the interests of various constituents; the bankruptcy court’s rulings in any necessary chapter 11 case, as well the outcome of any such case in general; the length of time that we may operate under any necessary chapter 11 protection and the continued availability of operating capital during the pendency of any necessary chapter 11 case; risks associated with third party motions or objections in any necessary chapter 11 case, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of any necessary chapter 11 case on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 , our Current Report on Form 8-K filed April 7, 2017, and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017, which we expect to file shortly. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
May 15, 2017		Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 15, 2017.
99.2	Disclosure Statement for Debtors’ Prepackaged Joint Chapter 11 Plan of Reorganization dated May 15, 2017 (other than Exhibit B thereto, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 7, 2017, a copy of which Exhibit 10.1 is incorporated herein by this reference).

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